UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                     February 10, 2005 (February 3, 2005)
             ------------------------------------------------------
               Date of Report (Date of earliest event reported)


                          Poster Financial Group, Inc.
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             (Exact name of registrant as specified in its charter)


          Nevada                    333-114335               56-2370836
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(State or other jurisdiction       (Commission              (I.R.S. Employer
   of incorporation)               File Number)            Identification No.)


129 E. Fremont Street, Las Vegas, NV                             89101
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code (702) 385-7111
                                                   ---------------


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement

         On February 3, 2005, Timothy Poster, the Chairman and Chief Executive Officer of Poster Financial Group, Inc. (the "Company"), and Thomas Breitling, the President, Treasurer and Secretary of the Company, each waived certain provisions of their respective employment agreements with the Company.

         Under the waivers, Messrs. Poster and Breitling each waived certain of their rights under their respective employment agreements to receive base salary and severance payments.

         The full text of Mr. Poster's waiver is attached hereto as Exhibit
10.1 and incorporated herein by reference and the full text of Mr. Brietling's waiver is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits.

         (c)      Exhibits

         Exhibit 10.1 Waiver by Timothy Poster, dated February 3, 2005.

         Exhibit 10.2 Waiver by Thomas Breitling, dated February 3, 2005.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         POSTER FINANCIAL GROUP, INC.


Date: February 10, 2005                    By: /s/ Joanne M. Beckett
                                              --------------------------------
                                              Name:  Joanne M. Beckett
                                              Title: Senior Vice President and
                                                     General Counsel

                                 EXHIBIT INDEX

Exhibit No.

Exhibit 10.1        Waiver by Timothy Poster, dated February 3, 2005.

Exhibit 10.2        Waiver by Thomas Breitling, dated February 3, 2005.